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SUPPLEMENT NO. 1 DATED OCTOBER 30, 2002

TO   PROSPECTUS dated May 1, 2002

FOR  STATE STREET RESEARCH INVESTMENT TRUST
     A SERIES OF STATE STREET RESEARCH MASTER INVESTMENT TRUST

INVESTMENT MANAGEMENT

Under the above caption at page 8 of the prospectus for the above-referenced fund, the third paragraph is revised in its entirety to read as follows:

"Mr. John T. Wilson is the lead portfolio manager of the fund and Mr. Greg Markel is a portfolio manager of the fund. Mr. Wilson has been responsible for the day-to-day management of the fund as the portfolio manager since July 1996. He became the lead portfolio manager in October 2002. Mr. Wilson, a managing director, joined the firm in 1996. Mr. Markel has assisted with the management of the fund since 1997, and became a portfolio manager of the fund in October 2002. Mr. Markel, a vice president, joined the firm in 1997."


                                                                    IT-6866-1002
[STATE STREET RESEARCH LOGO]                      Control Number:(exp0503)SSR-LD